United States

Securities and Exchange Commission

Washington, D. C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

Kansas City Life Insurance Company

(Exact Name of Registrant as Specified in Charter)

Missouri	2-40764	44-0308260
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Broadway Kansas City, Missouri	64111-2565
(Address of Principal Executive Offices)	(Zip Code)

Telephone Number: (816) 753-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

       Brent C. Nelson, the Company's Vice President and Controller and its principal accounting officer, has announced that he will resign from his position at the Company effective November 26, 2007.  Mr Nelson is pursuing a new career opportunity as Chief Financial Officer with an insurer based in Phoenix, Arizona, and his departure is not related to any disagreement on any matter pertaining to the Company's operations, policies or practices.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KANSAS CITY LIFE INSURANCE COMPANY

(Registrant)

By:	/s/	William A. Schalekamp
William A. Schalekamp,
Senior Vice President,
General Counsel & Secretary

November 13, 2007
(Date)